                                                              Exhibit (a)(1)(B)
                             Letter of Transmittal
                               To Tender Shares
                                      of
                                 Common Stock
          (Including the Associated Preferred Stock Purchase Rights)

                                      of

                          ORATEC Interventions, Inc.
                       Pursuant to the Offer to Purchase
                            Dated February 22, 2002

                                      by

                              Orchid Merger Corp.
                         a wholly owned subsidiary of

                             Smith & Nephew, Inc.

                                      and

                    an indirect wholly owned subsidiary of
                              Smith & Nephew plc


                THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
       12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, MARCH 21, 2002,
                         UNLESS THE OFFER IS EXTENDED.

                       The Depositary for the Offer is:

                    American Stock Transfer & Trust Company

       By Registered or Certified Mail,
          Hand or Overnight Courier:       By Facsimile Transmission:

           American Stock Transfer      (For Eligible Institutions Only)
               & Trust Company                   (718) 234-5001
                59 Maiden Lane
           New York, New York 10038

                          For Confirmation Telephone:

                                (718) 921-8200

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

---------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------
      Name(s) and Address(es) of Registered                             Shares Tendered
       Holder(s)(Please fill in, if blank)                   (Attach additional list if necessary)
---------------------------------------------------------------------------------------------------
                                                                           Number of
                                                                            Shares
                                                     Share                Represented   Number of
                                                  Certificate                 by          Shares
                                                  Number(s)*            Certificate(s)* Tendered**
                                                  ------------------------------------------------
                                                  ------------------------------------------------
                                                  ------------------------------------------------
                                                  ------------------------------------------------
                                                  ------------------------------------------------
                                                  ------------------------------------------------
                                                  ------------------------------------------------
                                                                               Total Shares
--------------------------------------------------------------------------------------------------
 * Need not be completed by stockholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.
-------------------------------------------------------------------------------------------------------------

   This Letter of Transmittal is to be completed by stockholders of ORATEC Interventions, Inc., a Delaware corporation, if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below). Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

   Stockholders whose certificates for Shares are not immediately available or who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution: ___________________________________________

   Account No. at The Depository Trust Company: _____________________________

   Transaction Code No.: ____________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

   Name(s) of Tendering Stockholder(s): _____________________________________

   Date of Execution of Notice of Guaranteed Delivery: ______________________

   Name of Institution which Guaranteed Delivery: ___________________________

   If delivery is by book-entry transfer please check this box:  [_]

       Name of Tendering Institution: _______________________________________

       Account No. at The Depository Trust Company: _________________________

   Transaction Code No.: ____________________________________________________

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   The undersigned hereby tenders to Orchid Merger Corp. ("Purchaser"), a Delaware corporation and a wholly owned subsidiary of Smith & Nephew, Inc., a Delaware corporation ("Smith & Nephew"), and an indirect wholly owned subsidiary of Smith & Nephew plc, a corporation organized under the laws of England and Wales, the above-described shares of common stock, $.001 par value per share, of ORATEC Interventions, Inc., a Delaware corporation ("ORATEC"), including the associated preferred stock purchase rights issued pursuant to the Preferred Shares Rights Agreement dated as of November 28, 2000, as amended, between ORATEC and American Stock Transfer & Trust Company, as rights agent (collectively, the "Shares"), pursuant to Purchaser's offer to purchase all of the outstanding Shares at a purchase price of $12.50 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 22, 2002 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, and any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The Offer is being made in connection with the Agreement and Plan of Merger, dated as of February 13, 2002 (the "Merger Agreement"), among Smith & Nephew, Purchaser and ORATEC.

   Subject to and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and all such other Shares or securities), or transfer ownership of such Shares (and all such other Shares or securities) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (b) present such Shares (and all such other Shares or securities) for transfer on the books of ORATEC, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities), all in accordance with the terms of the Offer.

   The undersigned hereby irrevocably appoints each designee of Purchaser as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) at any meeting of stockholders of ORATEC (whether annual or special and whether or not an adjourned meeting), any actions by written consent in lieu of any such meeting or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or other securities or rights), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed effective).

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or other securities or rights).

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

   The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

   Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and return any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

---------------------------------------------------------  ---------------------------------------------------------
            SPECIAL PAYMENT INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
          (See Instructions 1, 5, 6 and 7)                            (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if the check for the pur-              To be completed ONLY if the check for the
chase price of Shares purchased or certificates for        purchase price of Shares purchased or certificates for
Shares not tendered or not purchased are to be issued      Shares not tendered or not purchased are to be mailed
in the name of someone other than the undersigned or       to someone other than the undersigned or to the
if Shares tendered hereby and delivered by book-entry      undersigned at an address other than that shown below
transfer which are not accepted for payment are to be      the undersigned's signature(s).
returned by credit to an account at the Book-Entry
Transfer Facility other than designated above.                Mail Check and/or Certificates to:

Issue[_] Check     [_] Certificates to:                       Name: _____________________________________________
                                                                               (Please Print)
   Name: ____________________________________________
                   (Please Print)                             Address: __________________________________________

   Address: _________________________________________         ___________________________________________________
                                                                                 (Zip Code)
   __________________________________________________
                     (Zip Code)                               ___________________________________________________
                                                              (Taxpayer Identification or Social Security No.)
   __________________________________________________                    (See Substitute Form W-9)
  (Taxpayer Identification or Social Security No.)
              (See Substitute Form W-9)
[_] Credit Shares delivered by book-entry transfer
  and not purchased to The Depository Trust
  Company

---------------------------------------------------------  ---------------------------------------------------------

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

   1. Guarantee of Signatures. Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program (an "Eligible Institution"), unless the Shares tendered thereby are tendered (i) by a registered holder (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If the certificates are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner or owners, then the tendered certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates or stock powers, with the signatures on the certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

   2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account of the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Stockholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedures: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) the certificates for all tendered Shares, in proper form for tender, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. The term "trading day" is any day on which the New York Stock Exchange is open for business.

   The method of delivery of Shares, the Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by a confirmation of a book-entry transfer). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

   No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a manually signed facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

   4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s), in which case the certificate(s) for such Shares tendered hereby must be endorsed, or accompanied by, appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate for such Shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

7. Special Payment and Delivery Instruction. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

   8. Substitute Form W-9. The tendering stockholder is required to provide the Depositary with such stockholder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided below, unless an exemption applies. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty and to 30% federal income tax backup withholding on the payment of the purchase price for the Shares.

9. Foreign Holders. In lieu of completing the Substitute Form W-9, foreign holders must submit a completed IRS Form W-8BEN to avoid 30% backup withholding. IRS Form W-8BEN may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below.

11. Waiver of Conditions. The conditions of the Offer may be waived by Purchaser (subject to certain limitations in the Merger Agreement), in whole or in part, at any time or from time to time, in Purchaser's sole discretion.

12. Lost, Destroyed or Stolen Certificates. If any certificates for Shares have been lost, destroyed or stolen, the stockholder should promptly notify the Depositary, for instructions as to the procedures for replacing the certificates for such Shares. This Letter of Transmittal and related documents cannot be processed until the lost, destroyed or stolen certificates have been replaced and the replacement certificates for such Shares have been delivered to the Depositary in accordance with the procedures set forth in Section 3 of the Offer to Purchase and the instructions contained in this Letter of Transmittal.

   Important: This Letter of Transmittal or a manually signed facsimile copy hereof (together with certificates or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Depositary on or prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

   Under United States federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct TIN on the Substitute Form W-9. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If the Depositary is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to 30% backup withholding.

   Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a completed Form W-8BEN signed under penalties of perjury, attesting to that individual's exempt status. IRS Form W-8BEN may be obtained from the Depositary. Exempt recipients should see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If backup withholding applies, the Depositary is required to withhold 30% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained.

Purpose of Substitute Form W-9 or W-8BEN

   To prevent backup federal income tax withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required either to notify the Depositary of such stockholder's correct TIN by completing the form certifying that the TIN provided on the Substitute Form W-9 is correct or, in the case of a foreign stockholder, to certify its foreign status.

What Number to Give the Depositary

   The stockholder is required to give the Depositary the Social Security Number or Employer Identification Number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                                   SIGN HERE
                     (Complete Substitute Form W-9 below)

_______________________________________________________________________________

_______________________________________________________________________________
                          (Signature(s) of Owner(s))

_______________________________________________________________________________

Name(s) _____________________________________________________________________

_______________________________________________________________________________

Capacity (full title) _______________________________________________________

Address _____________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                                                             (Include Zip Code)

_______________________________________________________________________________

Area Code and Telephone Number ______________________________________________

Taxpayer Identification or Social Security Number _____________________________
                                             (See Substitute Form W-9)

Dated: _______________________________________________________ , 2002

   (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

                           GUARANTEE OF SIGNATURE(S)
                          (See Instructions 1 and 5)

   FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized signature(s) _____________________________________________________

Name ________________________________________________________________________

Name of Firm ________________________________________________________________

Address _____________________________________________________________________

_______________________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone Number ______________________________________________

Dated: ___________________________________________________________ , 2002

                           PAYOR'S NAME: American Stock Transfer & Trust Company
-----------------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                    Part I--PLEASE PROVIDE YOUR                                  TIN:
                              TIN IN THE BOX AT RIGHT AND                                       --------------------------
Form W-9                      CERTIFY BY SIGNING AND DATING                                       Social Security Number
                              BELOW.                                                                       or
                                                                                             Employer Identification Number
Department of the Treasury,   ----------------------------------------------------------------------------------------------------

Internal Revenue Service      Part II--For Payees exempt from backup withholding, see the enclosed
                              Guidelines for Certification of Taxpayer Identification Number on Substitute
Payer's Request for Taxpayer  Form W-9 and complete as instructed therein.
Identification Number ("TIN")
and Certification             ----------------------------------------------------------------------------------------------------
                              Certification--Under penalties of perjury, I certify that:
                              (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and
                              (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                              Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividend, or (c) the IRS has notified me that
                              I am no longer subject to backup withholding, and
                              (3) I am a U.S. person (including a U.S. resident alien).

                              ----------------------------------------------------------------------------------------------------

                              Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)
                              ----------------------------------------------------------------------------------------------------


                              Signature: _____________________________________________ Date: ____________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 30% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

  Signature: ____________________________________________  Date: ___________

   You may direct questions and requests for assistance to the Information Agent or the Dealer Manager at their respective telephone numbers and addresses set forth below. You may obtain additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials from the Information Agent as set forth below and they will be furnished promptly at our expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                              Morrow & Co., INC.
                         445 Park Avenue, 5/th/ Floor
                           New York, New York 10022
           Banks and Brokerage Firms Call Toll Free: (800) 654-2648

                  Stockholders Call Toll Free: (800) 607-0088
                    All Others Call Collect: (212) 754-8000

                     The Dealer Manager for the Offer is:

[LOGO] US bancorp
Piper Jaffray (R)
                          800 Nicollet Mall, J1012063
                         Minneapolis, Minnesota 55402
                           (800) 333-6000 ext. 8554